SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 16, 2000

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                       (Date of earliest event reported)


                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                          0-14815                         25-2413363
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(State of other jurisdiction (Commission File Number)          (IRS Employer
  of incorporation)                                            Identified No.)


4 Sentry Parkway, Suite 230, Blue Bell, Pennsylvania            19422-0764
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(Address of principal executive offices)                       (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year, f changed since last report)



                         Exhibit Index appears on page 4

Item 5.         Other Events

                On June 16, 2000, Progress Financial Corporation announced that Stephen T. Zarrilli has joined the Board of Directors. For further information, see the press release attached as Exhibit 99(a) and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PROGRESS FINANCIAL CORPORATION

Dated:   August 28, 2000                      By:  /s/ Michael B. High
                                                   ------------------------
                                                   Michael B. High
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX



       Exhibit Number                            Description

         99(a) Press Release on appointment of Stephen T. Zarrilli to Board of Directors issued on June 16, 2000

                                  Exhibit 99(a)

                         Press Release on appointment of

                    Stephen T. Zarrilli to Board of Directors

                             issued on June 16, 2000

                                                                  Exhibit 99(a)

NEWS RELEASE

For Immediate Release                       For Information Contact:

                                            Joye Lesser

                                            215-830-0304, ext.15

    STEPHEN ZARRILLI JOINS PROGRESS FINANCIAL CORPORATION BOARD OF DIRECTORS

     Blue Bell, PA - June 16, 2000 - Progress Financial Corporation (the "Company" - Nasdaq: PNFC) today announced that Stephen Zarrilli has joined the Board of Directors. Mr. Zarrilli is Chief Executive Officer of U.S. Interactive, Inc. (Nasdaq: USIT), a leading e-business solutions firm located in King of Prussia, Pennsylvania. Commenting on this appointment, W. Kirk Wycoff, President and CEO, stated, "We are pleased that Steve Zarrilli has agreed to join our Board. Steve has been a key player in the success and recent evolution to a publicly held company of US Interactive. He will be a great addition to our Board as we continue to diversify and grow our Company

         "The entrepreneurial spirit exhibited by Progress Financial Corporation and their emphasis on high tech businesses makes me a natural fit to work with the other Directors at PFC." stated Zarrilli. "Progress is a regional leader in both specialized lending to emerging growth companies and venture capital investing. I look forward to serving on the Board and helping to make a contribution at Progress.

         Mr. Zarrilli was one of US Interactive's first employees joining that firm in 1995 after 11 years with Deloitte & Touche where he was directly responsible for the creation of the firm's Emerging Business practice. He officially joined the Progress Financial Corporation's Board of Directors this month.

         ABOUT PFC

         Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the company consists primarily of the operation of Progress Bank, which serves businesses and consumers through fifteen full service offices. The Company also offers a diversified array of financial services including equipment leasing through Progress Leasing Company, with offices in Blue Bell, Pennsylvania and Timonium, Maryland; financial planning, insurance and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pennsylvania; and asset based lending through Progress Business Credit, Blue Bell, Pennsylvania. In addition, the Company also conducts commercial mortgage banking and brokerage services through Progress Realty Advisors, Inc. with locations in Blue Bell, Pennsylvania, Richmond and Chesapeake, Virginia, Woodbridge, New Jersey; and Raleigh, North Carolina. The Company also conducts construction and development of assisted living communities through Progress Development Corporation; venture capital activities managed by Progress Capital Management, Inc.; and financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pennsylvania. The Company's common stock is traded on the Nasdaq Stock Market, National Market under the Symbol "PFNC".

                                       End